                                                                   Exhibit 10.18


                                                                  Execution Copy

                                                                 ---------------






                    ----------------------------------------



                               GUARANTY AGREEMENT

                                      From

                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                       To

                               WACHOVIA BANK, N.A.

                          Dated as of December 1, 2001



                    ----------------------------------------


                   Prepared by: Caroline Wannamaker Sink, Esq.
                                Robinson, Bradshaw & Hinson, P.A.
                                101 North Tryon Street, Suite 1900
                                Charlotte, North Carolina 28246
                                (tel) 704-377-8302
                                (fax) 704-373-3902

                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT (this "Agreement"), dated as of December 1, 2001,
                                    ---------
is made and given by COCA-COLA BOTTLING CO. CONSOLIDATED, a corporation organized and existing under the laws of Delaware (the "Guarantor"), to WACHOVIA
                                                        ---------
BANK, N.A., a national banking association with its main office in Winston-Salem, North Carolina (the "Bank").
                                    ----

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the South Carolina Jobs-Economic Development Authority (the "Issuer") intends to issue its Tax-Exempt Adjustable Mode Economic Development
 ------
Revenue Bonds (South Atlantic Canners, Inc. Project) Series 2001 in the aggregate principal amount of $5,000,000 (the "Bonds") pursuant to an Indenture
                                               -----
of Trust dated as of even date herewith (as supplemented from time to time in accordance with its terms, the "Indenture"), between the Issuer and The Bank of
                                ---------
New York, as trustee (the "Trustee"); and
                           -------

     WHEREAS, pursuant to a Loan Agreement dated as of even date herewith (as amended from time to time in accordance with its terms and the terms of the Indenture, the "Loan Agreement") between the Issuer and South Atlantic Canners,
                --------------
Inc., a South Carolina corporation (the "Company"), the Issuer will loan the
                                         -------
proceeds of the Bonds to the Company to finance the acquisition, construction and equipping of certain facilities more fully described in the Loan Agreement (the "Project"); and
      -------

     WHEREAS, to provide additional security for the payment of the Bonds, the Company has requested that the Bank issue an irrevocable direct-pay letter of credit in the amount of $5,188,334 (the "Letter of Credit") in favor of the
                                         ----------------
Trustee; and

     WHEREAS, the Bank is willing to issue the Letter of Credit, subject to the terms and conditions of a Reimbursement and Security Agreement dated as of even date herewith (as amended, modified, supplemented, or restated from time to time, the "Reimbursement Agreement") between the Company and the Bank,
           -----------------------
substantially in the form of Exhibit A to the Reimbursement Agreement; and

     WHEREAS, the Company also may become indebted and obligated to the Bank pursuant to an International Swap Dealers Association, Inc. Master Agreement, between the Company and the Bank (together with all amendments and schedules thereto and confirmations thereof as the same may be further amended, restated, supplemented, extended, or renewed from time to time, the "Master Agreement");
                                                           ----------------

     WHEREAS, as a condition precedent to the execution, delivery and performance of the Reimbursement Agreement and any Master Agreement, and the issuance of the Letter of Credit, the Bank has requested that the Guarantor execute and deliver this Agreement as additional security for the payment and performance of the obligations of the Company to the Bank under the Reimbursement Agreement and any Master Agreement; and

     WHEREAS, by virtue of its (i) ownership of 1/7th of the issued and outstanding common stock of the Company, and (ii) its role as Manager of the Company under the Management Agreement (as defined in the Reimbursement Agreement), the Guarantor will materially and directly benefit from the issuance of the Letter of Credit;

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby covenant and agree with the Bank as follows:

     Section 1.   The Guaranty. The Guarantor hereby unconditionally and
                  ------------
absolutely guarantees to the Bank, the full and prompt payment when due, whether at stated maturity, acceleration or otherwise, of (a) all of the obligations, whether now existing or hereafter arising of the Company to the Bank under the Reimbursement Agreement, including without limitation amounts drawn and paid under the Letter of Credit that have not been reimbursed by the Company under the terms of the Reimbursement Agreement, in the maximum principal amount of $5,188,334, and the unpaid principal and accrued interest due and owing under the Promissory Note dated December 1, 2001 (the "Reimbursement Note"), from the
                                                 ------------------
Company to the Bank in the maximum principal amount of $5,000,000, to evidence all Tender Advances, if any, to be made under the Reimbursement Agreement, and
(b) all of the obligations, whether now existing or hereafter arising of the Company to the Bank under any Master Agreement (collectively, the "Obligations"). The Bond Documents (as defined in the Loan Agreement), any
 -----------
Master Agreement, and all other documents and instruments evidencing or securing the Obligations, as the same may be amended, modified, or restated from time to time, are referred to herein collectively as the "Credit Documents."
                                                  ----------------

     Section 2.   Guaranty of Payment. This is a guaranty of payment and not of
                  -------------------
collection, and the Guarantor expressly waives any right to require that any action be brought against the Company or that the Bank proceed against, exhaust or resort to any security, including but not limited to North Carolina General Statute (S) 26-7. The Guarantor shall pay all reasonable costs and expenses, including reasonable attorneys' fees, paid or incurred by the Bank in connection with the collection of the Obligations or the enforcement of the Guarantor's obligations under this Agreement. All payments by the Guarantor shall be paid in lawful money of the United States of America at the main office of the Bank or at such other location as the Bank shall direct in writing to the Guarantor.

     Section 3.   Guaranty Unconditional. The obligations of the Guarantor
                  ----------------------
hereunder shall arise absolutely and unconditionally when the Letter of Credit has been issued and delivered by the Bank to the Trustee. This Agreement shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until the Bank's obligations to honor drawings under the Letter of Credit and to make advances under any of the other Credit Documents have terminated, all of the Obligations shall have been paid in full and the period during which any payment of the Obligations to the Bank could be recovered as an avoidable preference under 11 U.S.C. (S) 547, or any successor provision thereof, has expired. The Guarantor agrees that to the extent all or part of any payment of the Obligations is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then, to the extent of such repayment, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Obligations intended to be satisfied, as if such payment had not been received.

     Section 4.   Absolute and Primary Liability. The Guarantor agrees that its
                  ------------------------------
obligations hereunder are irrevocable, absolute and unconditional, are independent of the Obligations, and shall not be discharged, released, limited, deferred, reduced or otherwise affected to any extent by reason of any of the following, whether or not the Guarantor has notice or knowledge thereof: (a) the invalidity or unenforceability of the Credit Documents; (b) any bankruptcy, reorganization, arrangement, liquidation or insolvency of, or dissolution, termination, reorganization or other change in the structure or existence of, the Company, whether or not resulting in a discharge, reduction or restructuring of the Obligations; or (c) the application of any statute, regulation, order, rule, decree or other determination of any court or other governmental authority, the effect of which is to extend the term or time for payment of the Obligations.

     Section 5.   Releases, Extensions, Modifications, etc. The Guarantor agrees
                  -----------------------------------------
that the Bank may at any time and from time to time, upon or without any terms or conditions and in whole or in part: (a) change the manner, place or terms of payment of, change or extend the time for payment of, or renew, accelerate or otherwise alter, the Obligations; (b) sell, exchange, release, substitute, compromise, realize upon or otherwise deal with in any manner and in any order, or fail to create, protect, perfect, secure, insure, continue or maintain any liens in, any collateral or other security for the Obligations; (c) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to or substitutions for, the Obligations; (d) make or permit any amendment, modification or supplement to or restatement of, or consent to any rescission or waiver of or departure from, any provisions (including provisions relating to events of default) of the Credit Documents; and (e) exercise or refrain from exercising (whether voluntarily or involuntarily as a result of court order, operation of law or otherwise) any rights and remedies available under the Credit Documents, including, without limitation, foreclosing on any security held by the Bank in any order and by any manner of sale permitted under the Credit Documents and applicable law, whether or not every aspect of such sale is commercially reasonable. The Bank may act or fail to act in the foregoing manner without notice to or further assent by the Guarantor, whose obligations hereunder shall not be discharged, released, limited, deferred, reduced or otherwise affected in any manner or to any extent by reason of any of the foregoing, notwithstanding that any such action or failure to act may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of the Guarantor against the Company or any collateral or other security for the Obligations.

     Section 6.   Waiver of Certain Rights; Subordination. The Guarantor hereby
                  ---------------------------------------
knowingly, voluntarily and expressly waives all presentments, demands for payment, demands for performance, protests and notices, including, without limitation, notices of nonpayment or other nonperformance, protest, dishonor, acceptance hereof, and of any of the matters referred to in Sections 4 and 5 and of any rights to consent thereto. During the occurrence and continuance of an Event of Default as defined herein, any indebtedness of the Company to the Guarantor now or hereafter existing, together with any interest thereon, shall be deferred, postponed and subordinated to the Obligations. As regards any such indebtedness, neither the Company nor the Guarantor shall commit or allow the commission of any transfer, acceleration, forgiveness, prepayment, modification, conversion or further subordination without the express written consent of the Bank. Should any such indebtedness be or become represented by any written instrument, such instrument shall forthwith be endorsed and delivered to the Bank. Should the Company become a "debtor" as that term is defined under Bankruptcy Code or any successive statute, the Bank is authorized, but not required, to file proofs of claims on the Guarantor's behalf and vote the rights of the Guarantor in any plan of reorganization. The Bank is further empowered to demand, sue for, collect and receive every payment and distribution on such indebtedness in the Company's bankruptcy proceeding.

     Section 7.   Representations and Warranties. In order to induce the Bank to
                  ------------------------------
accept this Agreement, to enter into the Reimbursement Agreement and to issue the Letter of Credit, the Guarantor represents and warrants to the Bank (which representations and warranties shall survive the execution and delivery of this Agreement) that:

     (a)  Corporate Organization. The Guarantor is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of its jurisdiction of incorporation.

     (b)  Corporate Power and Authority. The execution, delivery and performance
          -----------------------------
of this Agreement (i) are within the corporate power and authority of the Guarantor, and (ii) have been duly authorized by all necessary corporate action on the part of the Guarantor.

     (c)  Due Execution and Delivery. This Agreement has been duly executed and
          --------------------------
delivered to the Bank by an officer of the Guarantor who has been duly authorized to perform such acts.

     (d)  Enforceability. This Agreement constitutes the legal, valid and
          --------------
binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, statutes or rules of general application affecting the enforcement of creditors' rights or general principles of equity.

     (e)  No Conflict. The execution and delivery by the Guarantor of this
          -----------
Agreement and the performance by the Guarantor of its obligations hereunder (i) do not violate provisions of statutory laws or regulations applicable to it,
(ii) do not violate its articles of incorporation or bylaws, (iii) do not breach or result in a default under any material agreement to which it is a party, and
(iv) do not violate the terms of any judicial or administrative judgment, order, decree or arbitral decision that names the Guarantor and is specifically directed to it or its properties.

     (f)  No Litigation. There is no action, suit, proceeding, inquiry or
          -------------
investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of the Guarantor, threatened against or affecting the Guarantor wherein an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition of the Guarantor or would materially adversely affect the transactions contemplated by, or the validity or enforceability of, this Agreement.

     (g)  Full Disclosure. All written information heretofore furnished by the
          ---------------
Guarantor to the Bank, financial or otherwise, for purposes of or in connection with this Agreement or any transaction contemplated hereby was, at the time the same was so furnished, complete and correct in all material respects or based on good faith estimates as of the time the same was prepared. The Guarantor has disclosed to the Bank in writing any and all facts which materially and adversely affect or may affect (to the extent the Guarantor can now reasonably foresee), the business, operations, or condition, financial or otherwise, of the Guarantor, or the ability of the Guarantor to perform its obligations under this Agreement.

     Section 8.   Financial Information; Notices. The Guarantor covenants and
                  ------------------------------
agrees that during the term of this Guaranty, unless the Bank otherwise consents in writing, the Guarantor shall deliver to the Bank: (a) as soon as practicable and in any event within 90 days after the close of the fiscal year of the Guarantor, beginning with the close of the current fiscal year, an audited consolidated balance sheet of the Guarantor and its subsidiaries (including the Company) as of the close of such fiscal year and audited consolidated statements of income, retained earnings and cash flows for the Guarantor and its subsidiaries (including the Company) for the fiscal year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year, prepared by an independent certified public accountant acceptable to the Bank in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by the Guarantor or its subsidiaries or with respect to accounting principles followed by the Guarantor or its subsidiaries not in accordance with generally accepted accounting principles; (b) within a reasonable time, upon the Bank's request, such other information about the financial condition, operations and property of the Guarantor and its subsidiaries as the Bank may from time to time reasonably request; and (c) prompt notice of any Event of Default or any event that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

     Section 9.   Events of Default. The occurrence of any one or more of the
                  -----------------
following events shall constitute an Event of Default hereunder:

     (a) Failure of the Guarantor to pay any Obligation after the same shall become due, whether at maturity, by acceleration or otherwise;

     (b) Failure of the Guarantor to observe and perform the covenant contained in Section 8 of this Agreement for 30 days after receipt by the Guarantor of written notice from the Bank of such failure;

     (c) Any warranty or representation made by the Guarantor in this Agreement or in any document, instrument or certificate delivered to the Bank in connection with this Agreement shall be incorrect in any material respect when made or deemed made;

     (d) The occurrence and continuance of any default or event of default under the Reimbursement Agreement, the Reimbursement Note, or any of the other Credit Documents; or

     (e) The Guarantor shall cease to be a member in the Company in accordance with the Company's bylaws.

     Section 10.  Rights and Remedies. Upon the occurrence and during the
                  -------------------
continuance of any Event of Default:

     (a)  Acceleration of Obligations. The Bank may, in its sole discretion (i)
          ---------------------------
declare all Obligations to be immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Guarantor,
(ii) notify the Trustee in writing that an Event of Default has occurred and is continuing and request that (1) the Bonds be accelerated pursuant to Section 6.2 of the Indenture, or (2) all of the Bonds be required to be tendered for purchase, and (iii) pursue all remedies available to it by contract, at law or in equity.

     (b)  Right of Set-off. The Bank may, and is hereby authorized by the
          ----------------
Guarantor, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by the Bank or any of its affiliates to or for the credit or the account of the Guarantor against any or all of the obligations of the Guarantor under this Agreement now or hereafter existing, whether or not such obligations have matured. The Bank agrees promptly to notify the Guarantor after any such set-off or application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     (c)  Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of
          ------------------------------------------------
the Bank's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under any other agreement between the Guarantor and the Bank, under any of the Credit Documents, or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Guarantor and the Bank or their agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default.

     Section 11.  Jurisdiction and Venue. AS PART OF THE CONSIDERATION FOR NEW
                  ----------------------
VALUE THIS DAY RECEIVED, THE GUARANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE STATE OF NORTH CAROLINA FOR ANY ACTION TO WHICH THE GUARANTOR AND THE BANK ARE PARTIES. TO THE EXTENT PERMITTED BY LAW, THE GUARANTOR WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION INSTITUTED HEREUNDER OR UNDER THE REIMBURSEMENT AGREEMENT, THE REIMBURSEMENT NOTE OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE

REIMBURSEMENT AGREEMENT, THE REIMBURSEMENT NOTE, OR ANY OF THE OTHER CREDIT DOCUMENTS, OR ANY OTHER PROCEEDING TO WHICH THE BANK IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE GUARANTOR, AND THE GUARANTOR CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION THAT HAS JURISDICTION OVER THE GUARANTOR.

     Section 12. Waiver of Automatic or Supplemental Stay. IN THE EVENT THAT A
                 ----------------------------------------
PETITION FOR RELIEF UNDER ANY CHAPTER OF THE BANKRUPTCY CODE IS FILED BY OR AGAINST THE COMPANY, THE GUARANTOR PROMISES AND COVENANTS THAT IT WILL NOT SEEK, OR CAUSE OR PERMIT THE COMPANY TO SEEK, A SUPPLEMENTAL STAY PURSUANT TO BANKRUPTCY CODE (S)(S) 105 OR 362 OR ANY OTHER RELIEF PURSUANT TO BANKRUPTCY CODE (S) 105 OR ANY OTHER PROVISION OF THE BANKRUPTCY CODE, WHETHER INJUNCTIVE OR OTHERWISE, WHICH WOULD STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT THE BANK'S ABILITY TO ENFORCE ANY RIGHTS IT HAS UNDER THIS AGREEMENT, OR AT LAW OR IN EQUITY, OR ANY OTHER RIGHTS THE BANK HAS, WHETHER NOW OR HEREAFTER ACQUIRED, AGAINST THE GUARANTOR.

     Section 13. Notices. All demands, notices, approvals, consents, requests,
                 -------
and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) or five days after being mailed, if mailed, by first class, registered or certified mail, postage prepaid, addressed as follows:

     (a)  if to the Guarantor:

          Coca-Cola Bottling Co. Consolidated
          Post Office Box 31487 (28231-1487)
          4100 Coca-Cola Plaza
          Charlotte, North Carolina 28211-3481
          Attention:  Clifford M. Deal, III
                      Vice President and Treasurer
          Telephone:  (704) 557-4633
          Telecopy:   (704) 557-4451
          with a copy to:
          --------------

          Kennedy Covington Lobdell & Hickman, L.L.P.
          Bank of America Corporate Center, 42nd Floor
          100 North Tryon Street
          Charlotte, North Carolina 28202-4006
          Attention:  Henry W. Flint, Esquire
          Telephone:  (704) 331-7487
          Telecopy:   (704) 331-7598


     (b)  if to the Bank:

          Wachovia Bank, N.A.
          Mail Code NC-21319
          400 South Tryon Street
          Charlotte, North Carolina 28202
          Attention:  Christopher L. Fincher
                      Senior Vice President
          Telephone:  (704) 378-5702
          Telecopy:   (704) 378-5035

          with a copy to:
          --------------

          First Union National Bank
          Mail Code NC0600
          301 South College Street, DC8
          Charlotte, North Carolina 28288-0600
          Attention:  Mr. William T. Bingham

          Robinson, Bradshaw & Hinson, P.A.
          101 North Tryon Street, Suite 1900
          Charlotte, North Carolina 28246
          Attention:  Caroline Wannamaker Sink, Esquire
          Telephone:  (704) 377-8302
          Telecopy:   (704) 373-3902

The Guarantor or the Bank may, by notice given hereunder, designate any further or different addresses to which subsequent demands, notices, approvals, consents, requests, or other communications shall be sent or persons to whose attention the same shall be directed.

     Section 14. Controlling Law. This Agreement has been accepted at, and shall
                 ---------------
be deemed to have been made in, North Carolina and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of North Carolina.

     Section 15. Successors and Assigns. This Agreement shall be binding upon
                 ----------------------
the Guarantor, its successors and assigns and all rights against the Guarantor arising under this Agreement shall be for the sole benefit of the Bank.

     Section 16. Amendment. This Agreement can be amended or modified only by an
                 ---------
instrument in writing signed by the parties hereto.

     Section 17. Entire Agreement. THIS AGREEMENT AND THE DOCUMENTS AND
                 ----------------
INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 18. Severability. In the event that any provision of this Agreement
                 ------------
shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.

     Section 19. Counterparts. This Agreement may be executed in several
                 ------------
counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.


           [The remainder of this page if left blank intentionally.]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed under seal as of the date first written above.

                                       COCA-COLA BOTTLING CO. CONSOLIDATED


[CORPORATE SEAL]

                                       By: /s/ CLIFFORD M. DEAL III
                                           -------------------------------------
                                           Clifford M. Deal III
                                           Vice President

ATTEST:

/s/ KAREN D'EREDITA
-------------------------------------
Karen D'Eredita, Assistant Secretary





             [Execution by the Bank appears on the following page.]

                                       ACCEPTED BY:

                                       WACHOVIA BANK, N.A.



                                       By: CHRISTOPHER L. FINCHER
                                           -------------------------------------
                                           Christopher L. Fincher
                                           Senior Vice President





                              (Guaranty Agreement)


                                       S-2